UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2021 (November 5, 2021)

FORTUNE RISE ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40990	86-1850747
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

48 Bridge Street, Building A, Metuchen, NJ	08840
(Address of principal executive offices)	(Zip Code)

909-214-2482

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	FRLAU	The Nasdaq Global Market LLC

Class A Common Stock, par value $0.0001 per share	FRLA	The Nasdaq Global Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	FRLAW	The Nasdaq Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging  growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 5, 2021, Fortune Rise Acquisition Corporation (the “Company”) consummated an initial public offering (the “IPO”) of 9,775,000 units (the “Units”), which included 1,275,000 units issued upon the full exercise of the underwriters’ over-allotment option. Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and one-half of one redeemable warrant (the “Warrants”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $97,750,000.

On November 5, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of 545,500 shares of Class A Common Stock (the “Private Placement Shares”), including 505,500 shares to the Company’s sponsor, Fortune Rise Sponsor LLC (the “Sponsor”) and 40,000 shares to U.S. Tiger Securities and EF Hutton, a division of Benchmark Investment LLC, two representatives of the several underwriters (each, a “Representative”), at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of $5,455,000.

The proceeds of $99,705,000 ($10.20 per Public Unit) in the aggregate from the IPO and the Private Placement, were placed in a trust account (the “Trust Account”) established for the benefit of the Company’s public stockholders and the underwriters of the IPO with Wilmington Trust, National Association acting as trustee.

An audited balance sheet as of November 5, 2021, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet as of November 5, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortune Rise Acquisition Corporation

	By:	/s/ Yuanmei Ma
	Name:	Yuanmei Ma
	Title:	Chief Financial Officer

Date: November 12, 2021